LKCM FUNDS

LKCM International Fund

Supplement dated October 5, 2011
to the Summary Prospectus dated May 1, 2011

On September 30, 2011, the Board of Trustees (the “Board”) of LKCM Funds approved a plan to liquidate and terminate the LKCM International Fund (the “International Fund”) upon recommendation by Luther King Capital Management Corporation (“LKCM”), the investment adviser of the International Fund.  Due to the International Fund’s low level of assets, LKCM does not believe that it can continue to conduct the International Fund’s business and operations in an economically efficient manner.  As such, the Board concluded that it would be in the best interests of the International Fund and its shareholders to liquidate and terminate the International Fund.

In anticipation of the liquidation, the International Fund will stop accepting purchases and exchanges into the International Fund on October 14, 2011.  After such date, the International Fund will begin an orderly transition of its portfolio to cash and cash equivalents and will no longer be pursuing its investment objective.  On or about December 2, 2011 (the “Liquidation Date”), the International Fund will liquidate its remaining assets and distribute cash pro rata to all remaining shareholders who have not previously redeemed or exchanged all of their shares.  These distributions are taxable events.  Once the distribution is complete, the International Fund will terminate.

The International Fund intends to pay required distributions, if any, of its investment company taxable income prior to the Liquidation Date.  Additional information regarding the amount and timing of any such distributions can be found on the International Fund’s website at www.lkcmfunds.com.

Please note that you may exchange your shares of the International Fund at net asset value at any time prior to the Liquidation Date for shares of another LKCM Fund.  You also may redeem your shares of the International Fund at any time prior to the Liquidation Date.  No sales charges, redemption or termination fees will be imposed in connection with such exchanges and redemptions.  In general, exchanges and redemptions are taxable events.

If you own International Fund shares in a tax deferred account, such as an individual retirement account, 401(k) or 403(b) account, you should consult your tax adviser to discuss the International Fund’s liquidation and determine its tax consequences.

For more information, please contact a customer service representative at 1-800-688-LKCM.

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
THE SUMMARY PROSPECTUS FOR FUTURE REFERENCE